UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-07080

Name of Fund:  MuniYield Michigan Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Michigan Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011,
     Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Michigan
Insured Fund, Inc.


Annual Report
October 31, 2004



MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income tax and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Michigan Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



MuniYield Michigan Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011



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MuniYield Michigan Insured Fund, Inc.



The Benefits and Risks of Leveraging


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 13.81%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


With yields at historically low levels, we believe the prudent long-term strategy is to emphasize higher-yielding bonds over more interest rate sensitive investments.


Describe the recent market environment relative to municipal bonds.

Over the past 12 months, amid considerable monthly volatility, long-term U.S. Treasury bond yields generally moved lower - despite an increase in short-term interest rates by the Federal Reserve Board (the Fed). On October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, a decline of 34 basis points (.34%) from a year earlier. The yield on the 10-year U.S. Treasury note was 4.02%, a 27 basis point drop during the same 12-month period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, volatility in the municipal market was more subdued. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 27 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 22 basis points to 4.60%, while yields on 10-year AAA-rated issues dropped 28 basis points to 3.40%.

More than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, a decline of approximately 6% compared to the previous year. The declining supply amid favorable demand allowed tax-exempt bond prices to perform in line with the taxable market.


Describe conditions in the State of Michigan.

At period end, Michigan maintained credit ratings of Aa1, AA+ and AA+ from rating agencies Moody's, Standard & Poor's (S&P) and Fitch, respectively, all with stable trends. Both Moody's and S&P downgraded Michigan debt in the fourth quarter of 2003, bringing their ratings in line with Merrill Lynch Investment Managers' evaluation of AA+. Of the 50 states, Michigan ranks 33rd in debt per capita and 35th in debt as a percentage of personal income. These ratios are quite low for a populous state and indicate Michigan's flexibility in responding to economic downturns. The state's pension system is well funded.

Although Michigan continues to lose manufacturing jobs, the state's revenues are meeting projections. Personal income tax receipts for the 2004 fiscal year are likely to show an increase from the prior year for the first time since fiscal year 2000. While officials expected to restore the state's Budget Stabilization Fund (BSF) over the past few years, it remains at zero - down from $1 billion in fiscal year 2001. The fiscal 2005 budget does not provide for replenishment of the BSF, but closes a $1.3 billion gap through miscellaneous tax increases and spending cuts. Although Michigan's economy continues to emerge from its recession, the slow pace of the recovery threatens the state's ability to successfully balance its budget.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2004, the Common Stock of MuniYield Michigan Insured Fund, Inc. had net annualized yields of 6.29% and 6.53%, based on a year-end per share net asset value of $15.96 and a per share market price of $15.37, respectively, and $1.004 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.04%, based on a change in per share net asset value from $15.94 to $15.96, and assuming reinvestment of ordinary income dividends.

The Fund's total return, based on net asset value, trailed the +8.52% average return of its comparable Lipper category of Michigan Municipal Debt Funds for the 12-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan [double tax-exempt] or a city in Michigan [triple tax-exempt]). It should be noted that this Lipper category includes a number of funds that can purchase uninsured issues, which performed strongly over the past 12 months. While the uninsured credits may produce higher dividend yields, they also have lower credit quality profiles than insured bonds.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004



Fund performance reflected our premature adoption of a defensive market stance in what happened to be a positive fixed income environment. The defensive positioning, including a relatively short duration, hindered the Fund's ability to fully participate in the recent appreciation enjoyed by the municipal bond market. In addition, lower-rated credits - such as A-rated hospital revenue bonds and corporate-backed debt - were among the best-performing securities in the Michigan tax-exempt market. Because the Fund is an insured product, we were underweight in these types of investments and, therefore, not able to benefit from their outperformance to the same extent as some of our Lipper peers.

For the six-month period ended October 31, 2004, the total investment return on the Fund's Common Stock was +6.31%, based on a change in per share net asset value from $15.53 to $15.96, and assuming reinvestment of ordinary income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the year?

Portfolio activity was limited, as current market yields tended to be unattractive relative to the yields of the securities already held in the portfolio. To keep the Fund fully invested, we focused on purchasing insured Michigan bonds with 25-year maturities. By emphasizing this maturity range, we were able to capture more than 95% of the yield available from the longest-dated bonds while assuming less interest rate risk. As bond yields rise, we will once again look to add lower-rated bonds to the portfolio when we believe they are attractively priced.

For the six-month period ended October 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.12% for Series A, .98% for Series B and .98% for Series C. It is important to note that, even after the recent Fed interest rate increases, the Fund's borrowing costs remained historically very low and continued to generate a significant income benefit to the Fund's Common Stock shareholders. While additional Fed interest rate hikes are anticipated, the increases are not expected to be sizeable or protracted. Most importantly, the spread between short-term and long-term tax-exempt interest rates has remained historically wide - wider, in fact, than it was at the end of October 2000. Of course, should the spread narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 32.62% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period end, the Fund maintained a defensive position with respect to future interest rate movements. With bond yields at historically low levels, we believe it is more prudent to favor higher-yielding securities over those with greater interest rate sensitivity. Accordingly, we have structured the portfolio to fare best in stable to rising interest rate environments. We also intend to keep the portfolio's cash reserves at a minimum in order to maximize shareholders' monthly dividend stream.

Looking ahead, we believe economic growth will remain moderate and should eventually translate into modestly higher long-term interest rates. If municipal bonds are able to maintain their favorable supply/demand balance, as we anticipate, this should insulate the tax-exempt market from much of the volatility associated with higher interest rates.


Fred K. Stuebe
Vice President and Portfolio Manager


November 11, 2004



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments                                                                                      (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
Michigan--138.0%
                                           Adrian, Michigan, City School District, GO (d):
           AAA        Aaa      $  2,000       5% due 5/01/2029                                                    $   2,064
           AAA        Aaa         1,600       5% due 5/01/2034                                                        1,645

           AAA        Aaa         1,000    Allegan, Michigan, Public School District, GO, 5.75% due
                                           5/01/2030 (d)                                                              1,112

                                           Belding, Michigan, Area Schools, GO, Refunding (c):
           AAA        Aaa           785       6.05% due 5/01/2006 (e)                                                   841
           AAA        Aaa           215       6.05% due 5/01/2021                                                       230

           AAA        Aaa         1,000    Central Montcalm, Michigan, Public Schools, GO, 5.90% due
                                           5/01/2019 (b)                                                              1,124

           AAA        Aaa         1,000    Comstock Park, Michigan, Public Schools, GO, 5.75% due 5/01/2029 (c)       1,099

                                           Delta County, Michigan, Economic Development Corporation, Environmental
                                           Improvement Revenue Refunding Bonds (Mead Westvaco--Escanaba):
           BBB        Baa2        1,500       AMT, Series B, 6.45% due 4/15/2023                                      1,587
           BBB        Baa2        2,000       Series A, 6.25% due 4/15/2027                                           2,129

           AAA        Aaa         1,000    Detroit, Michigan, City School District, GO, Series A, 5.50% due
                                           5/01/2018 (d)                                                              1,132

           AAA        Aaa         2,300    Detroit, Michigan, City School District, School Building and
                                           Site Improvement, GO, Series A, 5.375% due 5/01/2024 (c)                   2,488

                                           Detroit, Michigan, GO (b):
           AAA        Aaa         1,400       5.50% due 4/01/2018                                                     1,562
           AAA        Aaa         1,325       5.50% due 4/01/2020                                                     1,479
           AAA        Aaa         2,705       Series B, 6.0% due 4/01/2010 (e)                                        3,155

           AAA        Aaa         1,545    Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds, Senior
                                           Lien, Series C, 5.25% due 7/01/2022 (d)                                    1,750
                                           Detroit, Michigan, Water Supply System Revenue Bonds:
           AAA        NR*         4,375       DRIVERS, Series 200, 5.75% due 7/01/2011 (c)(e)(g)                      5,857
           AAA        Aaa         1,250       Senior Lien, Series A, 5.875% due 1/01/2010 (c)(e)                      1,444
           AAA        Aaa         6,900       Senior Lien, Series A, 5% due 7/01/2034 (b)                             7,070
           AAA        Aaa        14,790       Series B, 5.25% due 7/01/2032 (b)                                      15,595
           AAA        Aaa         3,500       Series B, 5% due 7/01/2034 (b)                                          3,586

           AAA        Aaa         1,415    Detroit, Michigan, Water Supply System Revenue Refunding Bonds,
                                           6.25% due 7/01/2012 (c)(h)                                                 1,476

           BBB        Baa2        3,900    Dickinson County, Michigan, Economic Development Corporation,
                                           Environmental Improvement Revenue Refunding Bonds (International
                                           Paper Company Project), Series A, 5.75% due 6/01/2016                      4,197

           A          NR*         3,100    Dickinson County, Michigan, Healthcare System, Hospital Revenue
                                           Refunding Bonds, 5.80% due 11/01/2024 (i)                                  3,265

           AAA        Aaa         1,610    East Grand Rapids, Michigan, Public School District, GO, 5.75%
                                           due 5/01/2009 (d)(e)                                                       1,824

                                           Eastern Michigan University Revenue Bonds, Series B (c):
           AAA        Aaa         1,500       5.60% due 6/01/2025                                                     1,650
           AAA        Aaa         1,310       5.625% due 6/01/2030                                                    1,444

           AAA        Aaa         1,025    Eastern Michigan University, Revenue Refunding Bonds, 6% due
                                           6/01/2020 (a)                                                              1,181


Portfolio Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
Michigan (continued)

                                           Eaton Rapids, Michigan, Public Schools, School Building and
                                           Site, GO (d):
           AAA        Aaa      $  1,325       5.25% due 5/01/2020                                                 $   1,458
           AAA        Aaa         1,675       5.25% due 5/01/2021                                                     1,834
           AAA        Aaa         1,700       5% due 5/01/2026                                                        1,769
           AAA        Aaa         3,600       5% due 5/01/2029                                                        3,715

           A          NR*           615    Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                           Bonds (Hurley Medical Center), Series A, 5.375% due 7/01/2020 (i)            634

           AAA        Aaa         2,700    Fowlerville, Michigan, Community Schools, School District GO, 5%
                                           due 5/01/2030 (c)                                                          2,782

           AAA        Aaa         1,000    Frankenmuth, Michigan, School District, GO, 5.75% due 5/01/2020 (c)        1,123

           AAA        Aaa         3,650    Gibraltar, Michigan, School District, GO (School Building and Site),
                                           5% due 5/01/2028 (c)                                                       3,778

           AAA        Aaa         1,100    Grand Blanc, Michigan, Community Schools, GO, 5.625% due 5/01/2020 (c)     1,251

                                           Grand Rapids, Michigan, Building Authority Revenue Bonds,
                                           Series A (a):
           AAA        Aaa         1,100       5.50% due 10/01/2019                                                    1,247
           AAA        Aaa         1,500       5.50% due 10/01/2020                                                    1,693

           AAA        Aaa         2,070    Grand Valley, Michigan, State University Revenue Bonds, 5.50% due
                                           2/01/2018 (c)                                                              2,404

           AAA        NR*         8,425    Greater Detroit, Michigan, Resource Recovery Authority Revenue
                                           Bonds, DRIVERS, Series 167, 10.435% due 12/13/2008 (a)(g)                 10,778

           AAA        Aaa         9,325    Hartland, Michigan, Consolidated School District, GO, 6% due
                                           5/01/2010 (c)(e)                                                          10,812

           AA+        Aa1         1,475    Haslett, Michigan, Public School District, Building and Site,
                                           GO, 5.625% due 5/01/2020                                                   1,675

           AAA        Aaa         3,990    Hudsonville, Michigan, Public Schools, School Building and Site,
                                           GO, 5% due 5/01/2029 (d)                                                   4,118

           AAA        Aaa         1,575    Jenison, Michigan, Public Schools, Building and Site, GO, 5.50%
                                           due 5/01/2019 (c)                                                          1,781

           AAA        Aaa         3,305    Jonesville, Michigan, Community Schools, GO, 5.75% due 5/01/2029 (c)       3,633

           NR*        Aaa         6,850    Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                           Revenue Refunding Bonds (Bronson Methodist Hospital), 5.50% due
                                           5/15/2028 (b)                                                              7,252

           AAA        Aaa         4,000    Kent, Michigan, Hospital Finance Authority, Hospital Revenue Refunding
                                           Bonds (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (b)            4,827

                                           Kent, Michigan, Hospital Finance Authority Revenue Bonds (Spectrum
                                           Health), Series A (b):
           AA         Aa3         1,000       5.50% due 1/15/2031                                                     1,047
           AAA        Aaa         3,000       5.50% due 1/15/2031                                                     3,191

           AAA        Aaa         1,510    Lansing, Michigan, Building Authority, GO, Series A, 5.375% due
                                           6/01/2023 (b)                                                              1,641

           AAA        Aaa         5,235    Lincoln Park, Michigan, School District, GO, 7% due 5/01/2006 (c)(e)       5,682

           AAA        Aaa         4,775    Livonia, Michigan, Public School District, GO (Building and Site),
                                           5.75% due 5/01/2010 (c)(e)                                                 5,476

           BBB        NR*         2,250    Michigan Higher Education Facilities Authority, Limited Obligation
                                           Revenue Refunding Bonds (Hope College), Series A, 5.90% due 4/01/2032      2,355

                                           Michigan Higher Education Facilities Authority, Revenue Refunding
                                           Bonds (College for Creative Studies):
           NR*        Baa2        1,235       5.85% due 12/01/2022                                                    1,275
           NR*        Baa2        1,145       5.90% due 12/01/2027                                                    1,171

           AAA        Aaa         2,500    Michigan Higher Education Student Loan Authority, Student Loan
                                           Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)                 2,610

           AAA        NR*         1,065    Michigan Municipal Bond Authority Revenue Bonds (Local Government
                                           Loan Program), Group A, 5.50% due 11/01/2020 (a)                           1,190

                                           Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local
                                           Government Loan Program), Series A:
           AAA        Aaa           150       6.50% due 11/01/2012 (b)                                                  151
           AAA        Aaa         1,000       6% due 12/01/2013 (c)                                                   1,024
           AAA        Aaa         7,000       6.125% due 12/01/2018 (c)                                               7,166


MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
Michigan (continued)

           AA+        Aaa      $  7,000    Michigan State Building Authority Revenue Bonds, GO, RIB,
                                           Series 481, 8.973% due 4/15/2009 (b)(g)                                $   8,905

                                           Michigan State Building Authority, Revenue Refunding Bonds:
           AAA        Aaa         2,500       (Facilities Program), Series I, 5.50% due 10/15/2018 (b)                2,811
           AAA        Aaa         3,000       (Facilities Program), Series II, 5% due 10/15/2029 (b)                  3,092
           NR*        Aaa        11,140       RIB, Series 517X, 8.97% due 10/15/2010 (d)(g)                          14,319

                                           Michigan State COP (a):
           AAA        Aaa         3,000       5.40%** due 6/01/2022                                                   1,307
           AAA        Aaa         3,000       5.50% due 6/01/2027                                                     3,257

           AAA        Aaa         1,605    Michigan State, HDA, Rental Housing Revenue Bonds, AMT, Series A,
                                           5.30% due 10/01/2037 (b)                                                   1,637

           AA+        NR*         2,690    Michigan State, HDA, Revenue Refunding Bonds, Series C, 5.90% due
                                           12/01/2015 (f)                                                             2,836

           AAA        Aaa         2,530    Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                                           (Mid-Michigan Obligation Group), Series A, 5.50% due 4/15/2018 (a)         2,769

                                           Michigan State Hospital Finance Authority, Hospital Revenue
                                           Refunding Bonds:
           A+         A2          2,200       (Crittenton Hospital), Series A, 5.625% due 3/01/2027                   2,306
           A          A1          2,000       (Sparrow Obligation Group), 5.625% due 11/15/2031                       2,078

                                           Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
           AAA        Aaa         2,715       (Ascension Health Credit), Series A, 5.75% due 11/15/2009 (b)(e)        3,118
           AAA        Aaa        12,000       (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (b)(e)      13,991
           AAA        Aaa         2,500       (Ascension Health Credit), Series A, 6.25% due 11/15/2009 (b)(e)        2,929
           AAA        Aaa         4,805       (Mercy Health Services), Series T, 6.50% due 8/15/2013 (b)              5,354
           AAA        Aaa         2,000       (Mercy Health Services), Series X, 6% due 8/15/2014 (b)                 2,277
           AAA        Aaa         2,200       (Mercy Health Services), Series X, 5.75% due 8/15/2019 (b)              2,472
           AAA        Aaa         4,930       (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (b)                   5,591
           AAA        Aaa         3,000       (Saint John Hospital), Series A, 6% due 5/15/2013 (a)(h)                3,159
           AAA        Aaa         6,400       (Trinity Health), Series A, 6% due 12/01/2027 (a)                       7,261
           AA-        Aa3         1,000       (Trinity Health Credit), Series C, 5.375% due 12/01/2023                1,056
           AA-        Aa3         5,255       (Trinity Health Credit), Series C, 5.375% due 12/01/2030                5,445

           BBB-       Baa1        5,000    Michigan State Strategic Fund, Limited Obligation Revenue Bonds
                                           (Ford Motor Company Project), AMT, Series A, 6.55% due 10/01/2022          5,097

                                           Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                           Bonds:
           AAA        Aaa         7,250       (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (b)        7,618
           AAA        Aaa         6,000       (Detroit Edison Company Fund--Pollution), Series AA, 6.95%
                                              due 5/01/2011 (c)                                                       7,299
           A-         A3          3,300       (Detroit Edison Pollution Control), Series C, 5.45% due 9/01/2029       3,415
           A-         A3          2,175       (Dow Chemical Company Project), AMT, 5.50% due 12/01/2028               2,343
           NR*        Aaa         5,750       RIB, Series 382, 10.72% due 9/01/2025 (b)(g)                            6,387

           BBB-       Baa2        4,300    Michigan State Strategic Fund, PCR, Refunding (General Motors Corp.),
                                           6.20% due 9/01/2020                                                        4,530

           AAA        Aaa         1,000    Michigan State Trunk Line Revenue Refunding Bonds, 5.25% due
                                           10/01/2021 (d)                                                             1,081

           AAA        Aaa        15,000    Monroe County, Michigan, Economic Development Corp., Limited
                                           Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                           Series AA, 6.95% due 9/01/2022 (c)                                        19,902

           AAA        Aaa         1,000    Montrose Township, Michigan, School District, GO, 6.20% due
                                           5/01/2017 (b)                                                              1,228

           NR*        Aaa         1,830    Muskegon Heights, Michigan, Water System Revenue Bonds, Series A,
                                           5.625% due 11/01/2025 (b)                                                  2,030

           AAA        Aaa           235    Northview, Michigan, Public School District, GO, Refunding, 5.80%
                                           due 5/01/2021 (b)                                                            250

           AAA        Aaa         1,100    Norway Vulcan, Michigan, Area Schools, GO, 5.90% due 5/01/2025 (c)         1,220

           AA+        Aaa         2,425    Oxford, Michigan, Area Community School District, GO, 5.50% due
                                           5/01/2018 (d)                                                              2,732

           AAA        Aaa         1,370    Pennfield, Michigan, School District, School Building and Site, GO,
                                           5% due 5/01/2029 (c)                                                       1,414


MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

           S&P        Moody's      Face
           Ratings++  Ratings++  Amount    Municipal Bonds                                                         Value
Michigan (concluded)

           AAA        Aaa      $  1,000    Plainwell, Michigan, Community Schools, School District, School
                                           Building and Site, GO, 5.50% due 5/01/2020 (d)                         $   1,126

           A          NR*           700    Pontiac, Michigan, Tax Increment Finance Authority, Tax Increment
                                           Revenue Refunding Bonds (Development Area 2), 5.625% due 6/01/2022 (i)       741

           AAA        Aaa         1,425    Reed, Michigan, City Public Schools, School Building and Site, GO,
                                           5% due 5/01/2026 (d)                                                       1,483

           AA+        Aa1         1,800    Rochester, Michigan, Community School District, GO, Series II,
                                           5.50% due 5/01/2015 (c)                                                    2,031

           AAA        Aaa         2,500    Saginaw, Michigan, Hospital Finance Authority, Revenue Refunding
                                           Bonds (Covenant Medical Center), Series E, 5.625% due 7/01/2013 (b)        2,797

                                           Saginaw Valley State University, Michigan, General Revenue
                                           Refunding Bonds (c):
           NR*        Aaa         2,100       5% due 7/01/2024                                                        2,212
           NR*        Aaa         1,445       5% due 7/01/2034                                                        1,486

           NR*        Aaa         8,900    Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                           (Detroit Edison Company), RIB, Series 282, 10.72% due 8/01/2024 (a)(g)    11,484

           AAA        Aaa         1,300    Southfield, Michigan, Library Building Authority, GO, 5.50% due
                                           5/01/2018 (d)                                                              1,446

                                           Southfield, Michigan, Public Schools, School Building and Site,
                                           GO, Series A (d):
           AAA        Aaa         2,900       5.25% due 5/01/2027                                                     3,100
           AAA        Aaa         3,500       5% due 5/01/2029                                                        3,612

           AAA        Aaa         1,325    Sparta, Michigan, Area Schools, School Building and Site, GO, 5%
                                           due 5/01/2030 (c)                                                          1,363

                                           Sturgis, Michigan, Public School District, GO (School Building
                                           and Site):
           AA+        Aa1         1,900       5.50% due 5/01/2021                                                     2,106
           AA+        Aa1         2,545       5.625% due 5/01/2030                                                    2,802

           AAA        Aaa         1,000    Three Rivers, Michigan, Community Schools GO, 6% due 5/01/2006 (b)(e)      1,071

           AAA        Aaa         1,100    Waverly, Michigan, Community School, GO, 5.50% due 5/01/2021 (c)           1,219

           AAA        Aaa        10,660    Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                           Metropolitan Wayne County), AMT, Series A, 5.375% due 12/01/2015 (b)      11,389

           AAA        Aaa         1,750    Wayne Charter County, Michigan, Detroit Metropolitan Airport, GO,
                                           Airport Hotel, Series A, 5% due 12/01/2030 (b)                             1,794

                                           West Bloomfield, Michigan, School District, GO Refunding (c):
           AAA        Aaa         1,710       5.50% due 5/01/2017                                                     1,935
           AAA        Aaa         1,225       5.50% due 5/01/2018                                                     1,386

           AAA        Aaa         2,405    West Branch-Rose City, Michigan, Area School District, GO, 5.50%
                                           due 5/01/2024 (c)                                                          2,637

           AAA        Aaa         1,600    Zeeland, Michigan, Public Schools, School Building and Site, GO,
                                           5% due 5/01/2029 (b)                                                       1,651



Puerto Rico--4.6%

           AAA        Aaa         1,270    Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                           Receipts, Class R, Series 16 HH, 9.358% due 7/01/2013 (d)(g)               1,656

           AAA        Aaa         3,790    Puerto Rico Municipal Finance Agency Revenue Bonds, Series A, 5%
                                           due 8/01/2027 (d)                                                          3,948

                                           Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                           Revenue Bonds (e):
           AAA        Aaa         1,000       Series A, 5.375% due 8/01/2011 (b)                                      1,140
           BBB+       Baa2        2,900       Series E, 5.75% due 2/01/2007                                           3,134
           BBB+       Baa2        1,000       Series E, 5.70% due 2/01/2010                                           1,134

           AAA        Aaa         2,150    University of Puerto Rico, University Revenue Refunding Bonds,
                                           Series O, 5.375% due 6/01/2030 (b)                                         2,205

                                           Total Municipal Bonds (Cost--$376,594)--142.6%                           413,133


MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                            Shares Held    Short-Term Securities                                                   Value
                                  7,190    CMA Michigan Municipal Money Fund (j)                                  $   7,190

                                           Total Short-Term Securities (Cost--$7,190)--2.5%                           7,190

           Total Investments (Cost--$383,784***)--145.1%                                                            420,323
           Other Assets Less Liabilities--3.2%                                                                        9,387
           Preferred Stock, at Redemption Value--(48.3%)                                                          (140,015)
                                                                                                                  ---------
           Net Assets Applicable to Common Stock--100.0%                                                          $ 289,695
                                                                                                                  =========

 ++ Ratings of issues shown are unaudited.

  * Not Rated.

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

*** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:


                                                (in Thousands)

    Aggregate cost                              $      383,608
                                                ==============
    Gross unrealized appreciation               $       36,715
    Gross unrealized depreciation                           --
                                                --------------
    Net unrealized appreciation                 $       36,715
                                                ==============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) Prerefunded.

(f) FHA Insured.

(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.

(h) Escrowed to maturity.

(i) ACA Insured.

(j) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                (in Thousands)

                                          Net          Dividend
    Affiliate                           Activity        Income

    CMA Michigan Municipal
       Money Fund                       (3,646)          $56


    Forward interest rate swaps outstanding as of October 31, 2004 were as follows:

                                                (in Thousands)

                                        Notional    Unrealized
    Affiliate                            Amount   Depreciation

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.515% interest

    Broker, J.P. Morgan Chase Bank
    Expires, January 2015                $21,500       $  (75)

    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.671% interest

    Broker, J.P. Morgan Chase Bank
    Expires, November 2014               $10,100         (198)
                                                      --------
    Total                                             $  (273)
                                                      ========

    See Notes to Financial Statements.



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2004 were as follows:


                                               Percent of
                                                 Total
S&P Rating/Moody's Rating                     Investments

AAA/Aaa                                          83.9%
AA/Aa                                             4.5
A/A                                               3.5
BBB/Baa                                           6.4
Other*                                            1.7

* Includes portfolio holdings in short-term securities.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Statement of Net Assets

As of October 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$376,593,689)                 $   413,132,689
           Investments in affiliated securities, at value (identified cost--$7,189,942)                           7,189,942
           Cash                                                                                                      64,905
               Receivables:
               Interest                                                                   $     7,484,597
               Securities sold                                                                  2,549,688
           Dividends from affiliates                                                                  208        10,034,493
                                                                                          ---------------
           Prepaid expenses and other assets                                                                         21,991
                                                                                                            ---------------
           Total assets                                                                                         430,444,020
                                                                                                            ---------------

Liabilities

           Unrealized depreciation on forward interest rate swaps                                                   273,060
           Payables:
               Investment adviser                                                                 201,486
               Dividends to Common Stock shareholders                                             181,112
               Other affiliates                                                                     2,992           385,590
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    75,499
                                                                                                            ---------------
           Total liabilities                                                                                        734,149
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.05 per share
           (2,000 Series A Shares, 2,000 Series B Shares and 1,600 Series C Shares of AMPS*
           authorized, issued and outstanding at $25,000 per share liquidation preference)                      140,014,860
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   289,695,011
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (18,155,932 shares issued and
           outstanding)                                                                                     $     1,815,593
           Paid-in capital in excess of par                                                                     268,391,966
           Undistributed investment income--net                                           $     4,275,835
           Accumulated realized capital losses--net                                          (21,054,323)
           Unrealized appreciation--net                                                        36,265,940
                                                                                          ---------------
           Total accumulated earnings--net                                                                       19,487,452
                                                                                                            ---------------
           Total--Equivalent to $15.96 net asset value per share of Common Stock
           (market price--$15.37)                                                                           $   289,695,011
                                                                                                            ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Statement of Operations

For the Year Ended October 31, 2004
Investment Income

           Interest                                                                                         $    22,044,948
           Dividends from affiliates                                                                                 55,734
                                                                                                            ---------------
           Total income                                                                                          22,100,682
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     2,129,991
           Commission fees                                                                        355,812
           Accounting services                                                                    145,166
           Transfer agent fees                                                                     69,744
           Professional fees                                                                       62,631
           Printing and shareholder reports                                                        33,944
           Directors' fees and expenses                                                            26,667
           Custodian fees                                                                          24,737
           Listing fees                                                                            20,800
           Pricing fees                                                                            16,236
           Other                                                                                   46,745
                                                                                          ---------------
           Total expenses before reimbursement                                                  2,932,473
           Reimbursement of expenses                                                             (59,472)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     2,873,001
                                                                                                            ---------------
           Investment income--net                                                                                19,227,681
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized loss on:
               Investments--net                                                                 (451,858)
               Forward interest rate swaps--net                                               (3,258,638)       (3,710,496)
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                 4,438,822
               Forward interest rate swaps--net                                                 (105,902)         4,332,920
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                  622,424
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                               (1,327,132)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    18,522,973
                                                                                                            ===============

           See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Statements of Changes in Net Assets

                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $    19,227,681   $    19,930,690
           Realized gain (loss)--net                                                          (3,710,496)         1,528,951
           Change in unrealized appreciation/depreciation--net                                  4,332,920         1,157,612
           Dividends to Preferred Stock shareholders                                          (1,327,132)       (1,325,488)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                18,522,973        21,291,765
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                            (18,192,244)      (17,729,268)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common
           Stock shareholders                                                                (18,192,244)      (17,729,268)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                                330,729         3,562,497
           Beginning of year                                                                  289,364,282       285,801,785
                                                                                          ---------------   ---------------
           End of year*                                                                   $   289,695,011   $   289,364,282
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     4,275,835   $     4,585,110
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    15.94   $    15.74   $    15.81   $    14.48   $    13.91
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               1.06+++      1.10+++      1.10+++         1.08          .99
           Realized and unrealized gain (loss)--net                 .03          .15        (.12)         1.30          .67
           Dividends to Preferred Stock shareholders
           from investment income--net                            (.07)        (.07)        (.11)        (.24)        (.30)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.02         1.18          .87         2.14         1.36
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends to Common Stock shareholders
           from investment income--net                           (1.00)        (.98)        (.94)        (.81)        (.79)
           Capital charge resulting from issuance of
           Common Stock                                              --           --           --         --++           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends to Common Stock shareholders          (1.00)        (.98)        (.94)        (.81)        (.79)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.96   $    15.94   $    15.74   $    15.81   $    14.48
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of year               $    15.37   $    14.69   $    13.95   $    14.22   $  11.9375
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     7.04%        8.26%        6.33%       15.89%       11.19%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on market price per share                       11.85%       12.57%        4.77%       26.44%        4.62%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement and
           excluding reorganization expenses**                    1.00%        1.01%        1.04%        1.05%        1.10%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization
           expenses**                                             1.02%        1.03%        1.04%        1.05%        1.10%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses**                                       1.02%        1.03%        1.04%        1.05%        1.33%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net**                         6.69%        6.83%        7.10%        7.10%        7.49%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                            .46%         .45%         .70%        1.59%        2.18%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                           6.23%        6.38%        6.40%        5.51%        5.31%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

           Total expenses, net of reimbursement and
           excluding reorganization expenses                       .67%         .68%         .70%         .70%         .72%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses, excluding reorganization expenses       .69%         .69%         .70%         .70%         .72%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                          .69%         .69%         .70%         .70%         .86%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                           4.50%        4.61%        4.75%        4.71%        4.87%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders               .95%         .94%        1.40%        3.14%        4.06%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Financial Highlights (concluded)

The following per share data and ratios have been derived                    For the Year Ended October 31,
from information provided in the financial statements.          2004         2003         2002         2001          2000
Supplemental Data

           Net assets applicable to Common Stock,
           end of year (in thousands)                        $  289,695   $  289,364   $  285,802   $  286,982   $  262,864
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of year
           (in thousands)                                    $  140,000   $  140,000   $  140,000   $  140,000   $  140,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    36.63%       33.39%       32.68%       68.17%       51.41%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    3,069   $    3,067   $    3,041   $    3,050   $    2,878
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                  $      250   $      240   $      354   $      792   $    1,023
                                                             ==========   ==========   ==========   ==========   ==========
           Series B++++--Investment income--net              $      232   $      230   $      362   $      783   $      653
                                                             ==========   ==========   ==========   ==========   ==========
           Series C++++--Investment income--net              $      226   $      240   $      333   $      782   $      678
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
               Total investment returns exclude the effects of sales charges.

            ** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Amount is less than $(.01) per share.

          ++++ The Fund's Preferred Stock was issued on March 6, 2000 for Series B and Series C.

           +++ Based on average shares outstanding.

               See Notes to Financial Statements.


MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Michigan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $17,580 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to the amortization methods for premiums and discounts on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA Michigan Municipal Money Fund. For the year ended October 31, 2004, FAM reimbursed the Fund in the amount of $59,472.

For the year ended October 31, 2004, the Fund reimbursed FAM $8,564 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $151,533,959 and $152,211,747, respectively.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were as follows: Series A, 1.60%; Series B, 1.20%; and Series C, 1.00%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2004, Merrill Lynch, Pierce Fenner & Smith Incorporated, an affiliate of FAM, earned $185,130 as commissions.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (concluded)


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $0.084000 per share on November 29, 2004 to shareholders of record on November 12, 2004.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:


                                   10/31/2004            10/31/2003

Distributions paid from:
   Tax-exempt income          $    19,519,376       $    19,054,756
                              ---------------       ---------------
Total distributions           $    19,519,376       $    19,054,756
                              ===============       ===============


As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                $     4,100,061
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         4,100,061
Capital loss carryforward                             (17,222,707)*
Unrealized gains--net                                  32,610,098**
                                                    ---------------
Total accumulated earnings--net                     $    19,487,452
                                                    ===============

 * On October 31, 2004, the Fund had a net capital loss carryforward of $17,222,707, of which $679,274 expires in 2006, $3,974,932 expires in 2007, $7,490,629 expires in 2008, $1,124,652 expires in 2010 and $3,953,220 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


6. Subsequent Event:
On November 22, 2004, the Fund issued 1,000 shares of Series D
Preferred Stock for net proceeds of $24,750,000.



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniYield Michigan Insured Fund, Inc.:

We have audited the accompanying statement of net assets of MuniYield Michigan Insured Fund, Inc., including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund, Inc. at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
Philadelphia, Pennsylvania
December 16, 2004



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Dividend Policy (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield
Michigan Insured Fund, Inc. during the taxable year ended October
31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the
"Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President     1999 to  President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and           present  Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Director               Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 64                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


Donald W. Burton       Director      2002 to  General Partner of The Burton Partnership,    23 Funds       ITC DeltaCom,
P.O. Box 9095                        present  Limited Partnership (an Investment            36 Portfolios  Inc.; ITC Holding
Princeton,                                    Partnership) since 1979; Managing General                    Company, Inc.;
NJ 08543-9095                                 Partner of The South Atlantic Venture Funds                  Knology, Inc.;
Age: 60                                       since 1983; Member of the Investment Advisory                MainBancorp
                                              Committee of the Florida State Board of                      N.A.; PriCare,
                                              Administration since 2001.                                   Inc.; Symbion,
                                                                                                           Inc.


M. Colyer Crum         Director      1992 to  James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095                        present  Management Emeritus, Harvard Business School  37 Portfolios  Bancorp
Princeton,                                    since 1996; James R. Williston Professor of
NJ 08543-9095                                 Investment Management, Harvard Business
Age: 72                                       School from 1971 to 1996.


Laurie Simon Hodrick   Director      1999 to  Professor of Finance and Economics, Graduate  23 Funds       None
P.O. Box 9095                        present  School of Business, Columbia University       36 Portfolios
Princeton,                                    since 1998; Associate Professor of Finance
NJ 08543-9095                                 and Economics, Graduate School of Business,
Age: 42                                       Columbia University from 1996 to 1998.


David H. Walsh         Director      2003 to  Consultant with Putnam Investments since      23 Funds       None
P.O. Box 9095                        present  1998 and employed in various capacities       36 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director,
NJ 08543-9095                                 The National Audubon Society since 1998;
Age: 63                                       Director, The American Museum of Fly
                                              Fishing since 1997.


Fred G. Weiss          Director      1998 to  Managing Director of FGW Advisors, Inc.       23 Funds       Watson
P.O. Box 9095                        present  since 1997; Vice President, Planning,         36 Portfolios  Pharmaceuticals,
Princeton,                                    Investment and Development of Warner                         Inc.
NJ 08543-9095                                 Lambert Co. from 1979 to 1997; Director
Age: 63                                       of the Michael J. Fox Foundation for
                                              Parkinson's Research since 2000; Director of
                                              BTG International PLC (a global technology
                                              commercialization company) since 2001.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)   Length of
                       Held with     Time
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice          1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President     present  1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,             and           and      and Director since 2004; Vice President of FAMD since 1999; Vice President
NJ 08543-9011          Treasurer     1999 to  of MLIM and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 44                              present


Kenneth A. Jacob       Senior        2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice          present  Management) of MLIMfrom 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 53


John M. Loffredo       Senior        2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice          present  Management) of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 40


Fred K. Steube         Vice          1995 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice
P.O. Box 9011          President     present  President of MLIM from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 54


Jeffrey Hiller         Chief         2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance    present  President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary     2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present  1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MIY


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MUNIYIELD MICHIGAN INSURED FUND, INC., OCTOBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3)
Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization.
Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -      Fiscal Year Ending October 31, 2004 - $31,500
                      Fiscal Year Ending October 31, 2003 - $30,550

(b) Audit-Related Fees -
                      Fiscal Year Ending October 31, 2004 - $3,000
                      Fiscal Year Ending October 31, 2003 - $3,000

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -        Fiscal Year Ending October 31, 2004 - $5,200
                      Fiscal Year Ending October 31, 2003 - $5,000

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -  Fiscal Year Ending October 31, 2004 - $0
                      Fiscal Year Ending October 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending October 31, 2004 - $8,200
    Fiscal Year Ending October 31, 2003 - $8,000

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Donald W. Burton
M. Colyer Crum
Laurie Simon Hodrick
David H. Walsh
Fred G. Weiss

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Michigan Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund, Inc.


Date: December 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund, Inc.


Date: December 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: December 13, 2004